Offerings - Offering: 1	Apr. 03, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 46,311,462.42
Fee Rate	0.01381%
Amount of Registration Fee	$ 6,395.61
Offering Note	Offering Note